Exhibit 10.146

AMENDMENT
to the
PARTICIPATING PROVIDER SERVICES AGREEMENT
between
FOUNDATION HEALTH SYSTEMS AFFILIATES
and
A. V. MEDICAL GROUP

The Provider Services Agreement dated June 1, 1998 between A.V. Medical Group (“PPG”) and Foundation Health Systems Affiliate(s) (“FHS”) is hereby amended effective July 1, 1999.

FHS and PPG hereby agree to amend the Agreement as follows:

1.                                       Addendum C, the Medicare Health Maintenance Organization (HMO) and Medicare Point of Service (POS) Benefit Programs, shall be deleted in its entirety.

2.                                       Any references in the Agreement to the Medicare Health Maintenance Organization (HMO) and Medicare Point of Service (POS) Benefit Programs shall be deleted in their entirety.

3.                                       HMO shall perform the final settlement which shall include any settlements for amounts under Addendum C, in accordance with Section 4.3 (c) Offsetting of the Agreement.

4.                                       PPG agrees to participate in Health Net’s Medicare Select Benefit Programs in accordance with the Operations Manual and as set forth below:

MEDICARE SELECT BENEFIT PROGRAMS

Medicare Select Programs.  Under the Medicare Select Programs PPG shall accept Medicare assignment from Members for Contracted Services covered under the Medicare Program, and shall bill and accept payment from Medicare as payment in full for such services, except for applicable Copayments and deductibles.  PPG shall bill Health Net and net Members for such Copayments and deductibles or for Contracted Services rendered that are not covered under Medicare, but which are covered under the applicable Medicare Select Program.  PPG shall submit claims to Health Net in accordance with the terms of the Agreement.

Compensation for Medicare Select Members.  PPG shall be paid the fee-for-service compensation rates as set forth in Addendum E of the Agreement for Contracted Services rendered under the Medicare Select Program.

Except as so amended, all other provisions of the Agreement shall remain unchanged and in effect

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers duly authorized to be effective on the date and year first written above.

A.V. Medical Group	Foundation Health Systems Affiliates

/s/ Peter G. Goll	/s/ David J. Fredman
Signature	Signature

Peter G. Goll	DAVID J. FREDMAN
Print Name	Print Name

Senior Vice - President
Title	Title

4-19-99	19 May 1999
Date	Date